[LETTERHEAD OF KRAMER, LEVIN, NAFTALIS & FRANKEL]






                                 September 22, 1998






Guinness Flight Investment Funds
225 South Lake Avenue
Suite 777
Pasadena, California  91101

               Re:   Guinness Flight Investment Funds
                     Registration Statement on Form N-1A
                     File No. 33-75340; ICA No. 811-8360
                     -----------------------------------



Dear Gentlemen:

         We hereby consent to the reference of our firm as Counsel in this Registration Statement on Form N-1A.

                                Very truly yours,



                               /s/Kramer, Levin, Naftalis & Frankel